UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	February 28, 2019

Allegheny Technologies Incorporated
(Exact name of registrant as specified in its charter)

Delaware	1-12001	25-1792394
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1000 Six PPG Place, Pittsburgh, Pennsylvania	15222-5479
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(412) 394-2800

N/A
(Former name or former address, if changed since last report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)  Election of Director.

On February 28, 2019, Leroy M. Ball, Jr. was appointed to the Board of Directors (the “Board”) of Allegheny Technologies Incorporated (the “Company”) as a Class II director.  Mr. Ball will serve on the Audit Committee, the Personnel & Compensation Committee and the Technology Committee of the Board and has been designated as an Audit Committee Financial Expert for purposes of Item 407(d)(5) of Regulation S-K under the Securities Exchange Act of 1934, as amended.  He will stand for election at the Company’s 2019 Annual Meeting of Stockholders.

Mr. Ball has been the President and Chief Executive Officer of Koppers Holdings Inc. (“Koppers”), a leading integrated global provider of treated wood products, wood treatment chemicals and carbon compounds, since January 1, 2015, having served as its Chief Operating Officer from August 2014 through December 2014, as both its Chief Operating Office and Chief Financial Officer from May 2014 to August 2014, and as its Chief Financial Officer from September 2010 to May 2014.  Before joining Koppers, Mr. Ball served as the Senior Vice President and Chief Financial Officer of Calgon Carbon, Inc., a provider of services, products and solutions for purifying water and air, from 2002 to 2010.   He has been a member of the Board of Directors of Koppers since January 2015 and a member of the Board of Directors of its wholly owned subsidiary, Koppers Inc., since May 2014.

The Board has determined that Mr. Ball is an independent director under applicable New York Stock Exchange listing requirements and the Company’s categorical Board independence standards, which are included in the Company’s Corporate Governance Guidelines.

As a non-employee director of the Board, Mr. Ball will receive the standard compensation paid to non-employee directors for service on the Board.

The Company issued a press release on February 28, 2019 to announce the election of Mr. Ball to the Board. The press release is set forth in its entirety and attached as Exhibit 99.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

  99.1      Press release dated February 28, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGHENY TECHNOLOGIES INCORPORATED

		By:	/s/ Elliot S. Davis
Elliot S. Davis
Chief Financial Officer
Senior Vice President, General Counsel,
Chief Compliance Officer and Corporate Secretary
Dated:	February 28, 2019